SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




                   DAIMLER-BENZ VEHICLE OWNER TRUST 1998-A
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            (Exact name of registrant as specified in its charter)



                                March 20, 2000
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               Date of Report (Date of earliest event reported)



Delaware                           333-64671             13-3770955
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(State or other jurisdiction       (Commission File      (I.R.S. Employer
of incorporation)                   Number)              Identification No.)



               550 South College Avenue, Newark, Delaware 19713
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             (Address of principal executive offices) (Zip Code)



                                (302) 453-5733
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             (Registrant's telephone number, including area code)







Item 5.  Other Events

         The Statement to Noteholders and Certificateholders relating to Daimler-Benz Vehicle Owner Trust 1998-A pursuant to section 4.9 of the Sale and Servicing Agreement dated as of November 1, 1998, among Daimler-Benz Vehicle Receivable Corporation, Mercedes-Benz Credit Corporation and the Trust, for the Collection Period ended February 29, 2000 is being filed as
Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.              Description
                  -----------              -----------

                  20                       Statement to Noteholders and
                                           Certificateholders for the
                                           February 2000 Collection Period








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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Daimler-Benz Vehicle Owner Trust 1998-A
                                        (Registrant)

                          By:  Mercedes-Benz Credit Corporation, as Servicer


Date:  April 12, 2000     By:    /s/ David H. Olsen
                               ---------------------
                                Name:       David H. Olsen
                                Title:      Vice President and Controller





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                              INDEX TO EXHIBITS

Exhibit No.         Description
-----------         -----------

    20 Statement to Noteholders and Certificateholders for the February 2000 Collection Period

















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